BY-LAWS



                                       OF



                    T. ROWE PRICE TAX-FREE INCOME FUND, INC.



                                  AS AMENDED:

                                  MAY 1, 1981
                                JANUARY 21, 1982
                                OCTOBER 27, 1982
                                JANUARY 1, 1983
                               FEBRUARY 23, 1983
                                JANUARY 21, 1988
                                 APRIL 20, 1990
                                  JULY 1, 1991
                                 JULY 20, 1993
                               JULY 21, 1999
PAGE 21
                               TABLE OF CONTENTS
                               -----------------


                                                                            PAGE
                                                                            ----

ARTICLE I.     NAME OF CORPORATION, LOCATION OF OFFICES AND
               SEAL                                          1

               1.01.Name                                     1
               1.02.Principal Office                         1
               1.03.Seal                                     1


ARTICLE II.    STOCKHOLDERS                                   1

               2.01 Annual Meetings                          1
               2.02.Special Meetings                         2
               2.03.Place of Meetings                         2
               2.04.Notice of Meetings                       2
               2.05.Voting - In General                      3
               2.06.Stockholders Entitled to Vote            3
               2.07.Voting - Proxies                         3
               2.08.Quorum                                   3
               2.09.Absence of Quorum                        4
               2.10.Stock Ledger and List of Stockholders    4


ARTICLE III.   BOARD OF DIRECTORS                             4

               3.01.Number and Term of Office                4
               3.02.Qualification of Directors               4
               3.03.Election of Directors                    4
               3.04.Removal of Directors                     5
               3.05.Vacancies and Newly Created Directorships5
               3.06.General Powers                           5
               3.07.Power to Issue and Sell Stock            5
               3.08.Power to Declare Dividends               6
               3.09.Annual and Regular Meetings              6
               3.10.Special Meetings                         6
               3.11.Notice                                   7
               3.12.Waiver of Notice                         7
               3.13.Quorum and Voting                        7
               3.14.Conference Telephone                     7
               3.15.Compensation                             7
               3.16.Action Without a Meeting                 7
               3.17.Director Emeritus                        7

PAGE 22

ARTICLE IV.    EXECUTIVE COMMITTEE AND OTHER COMMITTEES        8

               4.01.How Constituted                          8
               4.02.Powers of the Executive Committee        8
               4.03.Other Committees of the Board of Directors8 4.04.Proceedings, Quorum and Manner of Acting 8
               4.05.Other Committees                         8


ARTICLE V.     OFFICERS                                       9

               5.01.General                                  9
               5.02.Election, Terms of Office and Qualifications 9
               5.03.Resignation                              9
               5.04.Removal                                  9
               5.05.Vacancies and Newly Created Offices      9
               5.06.Chairman of the Board                    9
               5.07.President                               10
               5.08.Vice President                          10
               5.09.Treasurer and Assistant Treasurers      10
               5.10.Secretary and Assistant Secretaries     11
               5.11.Subordinate Officers                    11
               5.12.Remuneration                            11


ARTICLE VI.    CUSTODY OF SECURITIES AND CASH                  11

               6.01.Employment of Custodian                 11
               6.02.Central Certificate Service             12
               6.03.Cash Assets                             12
               6.04.Free Cash Accounts                      12
               6.05.Action Upon Termination of Custodian Agreement 12


ARTICLE VII.   EXECUTION OF INSTRUMENTS, VOTING OF SECURITIES  13

               7.01.Execution of Instruments                13
               7.02.Voting of Securities                    13


ARTICLE VIII.  CAPITAL STOCK                                   13

               8.01.Ownership of Shares                     13
               8.02.Transfer of Capital Stock               13
               8.03.Transfer Agents and Registrars          14
               8.04.Transfer Regulations                    14

PAGE 23
               8.05.Fixing of Record Date                   14
               8.06.Lost, Stolen or Destroyed Certificates  14


ARTICLE IX.    FISCAL YEAR, ACCOUNTANT                         15

               9.01.Fiscal Year                             15
               9.02.Accountant                              15


ARTICLE X.     INDEMNIFICATION AND INSURANCE                   16

               10.01.Indemnification and Payment of Expenses in Advance 16 10.02.Insurance of Officers, Directors, Employees and Agents 17


ARTICLE XI.    AMENDMENTS                                     17

               11.01.                                  General 17
               11.02.                     By Stockholders Only 18


ARTICLE XII.   MISCELLANEOUS                                  18

               12.01Use of the Term "Annual Meeting"        18



PAGE 24

                    T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                            (A Maryland Corporation)

                                    BY-LAWS


                                   ARTICLE I
                                   ---------


                              NAME OF CORPORATION,
                          LOCATION OF OFFICES AND SEAL
                          ----------------------------

     Section 1.01. NAME: The name of the Corporation is T. ROWE PRICE TAX-FREE
                   ----
INCOME FUND, INC.

                  (Section 1.01. Name, as amended May 1, 1981)
                                 ----

     Section 1.02. PRINCIPAL OFFICE: The principal office of the Corporation in
                   ----------------
the State of Maryland shall be located in the City of Baltimore. The Corporation may, in addition, establish and maintain such other offices and places of business, within or outside the State of Maryland, as the Board of Directors may from time to time determine. [ MGCL, Sections 2-103(4), 2-108(a)(1) ]<F1>

     Section 1.03. SEAL: The corporate seal of the Corporation shall be circular
                   ----
in form, and shall bear the name of the Corporation, the year of its incorporation, and the words "Corporate Seal, Maryland." The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer or Director of the Corporation shall have authority to affix the corporate seal of the Corporation to any document requiring the same. [ MGCL, Section 2-103(3) ]


                                   ARTICLE II
                                   ----------


                                  STOCKHOLDERS
                                  ------------

     Section 2.01. ANNUAL MEETINGS: The Corporation shall not be required to
                   ----------------
hold an annual meeting of its shareholders in any year unless the Investment Company Act of 1940 requires an election of directors by shareholders. In the event that the Corporation shall be so required to hold an annual meeting, such meeting shall be held at a date and time set by the Board of Directors, which date shall be no later than 120 days after the occurrence of the event requiring the meeting. Any shareholders' meeting held in accordance with the preceding sentence shall for all purposes
-------------------------

<F1>  Bracketed citations are to the General Corporation Law of the State of
Maryland ("MGCL") or to the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), or to Rules of the United States Securities and Exchange Commission thereunder ("SEC Rules"). The citations are inserted for reference only and do not constitute a part of the By-Laws.
PAGE 25
constitute the annual meeting of shareholders for the fiscal year of the Corporation in which the meeting is held. At any such meeting, the shareholders shall elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies which result from any cause. Except as the Articles of Incorporation or statute provides otherwise, Directors may transact any business within the powers of the Corporation as may properly come before the meeting. Any business of the Corporation may be transacted at the annual meeting without being specially designated in the notice, except such business as is specifically required by statute to be stated in the notice. [ MGCL, Section 2-501 ]


           (Section 2.01. Annual Meetings, as amended April 20, 1990)
                          ---------------

     Section 2.02. SPECIAL MEETINGS: Special meetings of the shareholders may be
                   ----------------
called at any time by the Chairman of the Board, the President, any Vice President, or by the Board of Directors. Special meetings of the shareholders shall be called by the Secretary on the written request of shareholders entitled to cast at least ten (10) percent of all the votes entitled to be cast at such meeting, provided that (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on, and (b) the shareholders requesting the meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding twelve (12) months. [ MGCL, Section 2-502 ]

           (Section 2.02. Special Meetings, as amended July 20, 1993)
                          ----------------

      Section 2.03. PLACE OF MEETINGS: All stockholders' meetings shall be held
                    -----------------
at such place within the United States as may be fixed from time to time by the Board of Directors. [ MGCL, Section 2-503 ]

     Section 2.04. NOTICE OF MEETINGS: Not less than ten (10) days, nor more
                   ------------------
than ninety (90) days before each shareholders' meeting, the Secretary or an Assistant Secretary of the Corporation shall give to each shareholder entitled to vote at the meeting, and each other shareholder entitled to notice of the meeting, written notice stating (1) the time and place of the meeting, and (2) the purpose or purposes of the meeting if the meeting is a special meeting or if notice of the purpose is required by statute to be given. Such notice shall be personally delivered to the shareholder, or left at his residence or usual place of business, or mailed to him at this address or transmitted to the shareholder by electronic mail to any electronic mail address of the shareholder or by any other electronic means in all cases as such address appears on the records of the Corporation. No notice of a shareholders' meeting need be given to any shareholder who shall sign a written waiver of such notice, whether before or after the meeting, which is filed with the records of shareholders' meetings, or to any shareholder who is present at the meeting in person or by proxy. Notice of adjournment of a shareholders' meeting to another time or place need not be given if such time and place are announced at the meeting, unless the adjournment is for more than one hundred twenty (120) days after the original record date. [ MGCL, Sections 2-504, 2-511(d) ]

        (Section 2.04. Notice of Meetings, as amended July 21, 1999)
                       ------------------

     Section 2.05. VOTING - IN GENERAL: At every stockholders' meeting each
                   -------------------
stockholder shall be entitled to one vote for each share of stock of the Corporation validly issued and outstanding and held by such stockholder, except that no shares held by the Corporation shall be entitled to a vote. Fractional shares shall be entitled to fractional votes. Except as otherwise specifically provided in the Articles of Incorporation or these By-Laws or as required by provisions of the United States Investment Company Act as amended from time to time, a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. The vote upon any questions shall be by ballot whenever requested by any person entitled to vote, but, unless such a request is made voting may be conducted in any way approved by the meeting. [ MGCL, Sections 2-506(a)(2), 2-507(a), 2-509(b) ]

     Section 2.06. STOCKHOLDERS ENTITLED TO VOTE: If, pursuant to Section 8.05
                   -----------------------------
hereof, a record date has been fixed for the determination of stockholders entitled to notice of or to vote at any stockholders' meeting, each stockholder of the Corporation shall be entitled to vote in person or by proxy, each share or fraction of a share of stock standing in his name on the books of the Corporation on such record date and outstanding at the time of the meeting. If no record date has been fixed for the determination of stockholders, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which notice of the meeting is mailed or the 30th day before the meeting whichever is the closer date to the meeting, or, if notice is waived by all stockholders, at the close of business on the tenth day next preceding the date of the meeting. [ MGCL, Sections 2-507, 2-511 ]

     Section 2.07. VOTING - PROXIES: A shareholder may authorize another person
                   ----------------
to act as proxy for the shareholder by: (i) signing a writing authorizing another person to act as proxy, (ii) the shareholder's authorized agent signing the writing or causing the shareholder's signature to be affixed to the writing by any reasonable means, including facsimile signature, or (iii) transmitting, or authorizing the transmission of, an authorization for the person to act as proxy to the person authorized to act as proxy or any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization may be transmitted by a telegram, cablegram, datagram, electronic mail, or any other electronic or telephonic means. A copy, facsimile telecommunication, or other reliable reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used. No proxy shall be valid more than eleven (11) months after its date unless it provides for a longer period. [ MGCL, Section 2-507(b) and (c) ]

           (Section 2.07. Voting - Proxies, as amended July 21, 1999)
                          ----------------

     Section 2.08. QUORUM: The presence at any stockholders' meeting, in person
                   ------
or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting shall constitute a quorum. [ MGCL, Section 2-506 ]

     Section 2.09. ABSENCE OF QUORUM: In the absence of a quorum, the holders of
                   -----------------
a majority of shares entitled to vote at the meeting and present thereat in person or by proxy, or if no stockholder entitled to vote is present in person or by proxy, any officer present who is entitled to preside at or act as Secretary of such meeting, may adjourn the meeting sine die or from time to
                                                   --------
time. Any
PAGE 27
business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.


     Section 2.10. STOCK LEDGER AND LIST OF STOCKHOLDERS: It shall be the duty
                   -------------------------------------
of the Secretary or Assistant Secretary of the Corporation to cause an original or duplicate stock ledger to be maintained at the office of the Corporation's transfer agent, containing the names and addresses of all stockholders and the number of shares of each class held by each stockholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection. Any one or more persons, who together are and for at least six months have been stockholders of record of at least 5% of the outstanding capital stock of the Corporation, may submit (unless the Corporation at the time of the request maintains a duplicate stock ledger at its principal office) a written request to any officer of the Corporation or its resident agent in Maryland for a list of the stockholders of the Corporation. Within 20 days after such a request, there shall be prepared and filed at the Corporation's principal office a list, verified under oath by an officer of the Corporation or by its stock transfer agent or registrar, which sets forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. [ MGCL, Sections 2-209, 2-513 ]


                                  ARTICLE III
                                  -----------


                               BOARD OF DIRECTORS
                               ------------------

     Section 3.01. NUMBER AND TERM OF OFFICE: The Board of Directors shall
                   -------------------------
consist of five Directors, which number may be increased or decreased by a resolution of a majority of the entire Board of Directors, provided that the number of Directors shall not be less than three nor more than 15. Each Director (whenever elected) shall hold office until the next annual meeting of stockholders and until his successor is elected and qualifies or until his earlier death, resignation, or removal. [ MGCL, Sections 2-402, 2-404 ]

     Section 3.02. QUALIFICATION OF DIRECTORS: No member of the Board of
                   --------------------------
Directors need be a stockholder of the Corporation but at least one member of the Board of Directors shall be a person who is not an interested person (as such term is defined in the Investment Company Act of 1940, as amended) of the investment adviser of the Corporation nor an officer or employee of the Corporation. [ MGCL, Section 2-403; Investment Company Act, Section 10(d) ]

     Section 3.03. ELECTION OF DIRECTORS: Until the first annual meeting of
                   ---------------------
shareholders or until successors are duly elected and qualified, the Board of Directors shall consist of the persons named as such in the Articles of Incorporation. Thereafter, except as otherwise provided in Sections 3.04 and
3.05 hereof at each annual meeting, the shareholders shall elect Directors to hold office until the next annual meeting and/or until their successors are elected and qualify. In the event that Directors are not elected at an annual stockholders' meeting, then Directors may be elected at a special shareholders' meeting. Directors shall be elected by vote of the holders of a majority of the shares present in person or by proxy and entitled to vote. [ MGCL, Section 2-404 ]

     (Section 3.03. Election of Directors, as amended January 21, 1988)
                    ---------------------

PAGE 28


     Section 3.04. REMOVAL OF DIRECTORS: At any meeting of stockholders, duly
                   --------------------
called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office, either with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. [ MGCL, Sections 2-406, 2-407 ]

     Section 3.05. VACANCIES AND NEWLY CREATED DIRECTORSHIPS: If any vacancies
                   -----------------------------------------
occur in the Board of Directors by reason of resignation, removal or otherwise, or if the authorized number of Directors is increased, the Directors then in office shall continue to act, and such vacancies (if not previously filled by the stockholders) may be filled by a majority of the Directors then in office, whether or not a quorum, provided that, immediately after filling such vacancy, at least two-thirds of the Directors then holding office shall have been elected to such office by the stockholders of the Corporation. In the event that at any time, other than the time preceding the first meeting of stockholders, less than a majority of the Directors of the Corporation holding office at that time were so elected by the stockholders, a meeting of the stockholders shall be held promptly and in any event within 60 days for the purpose of electing Directors to fill any existing vacancies in the Board of Directors unless the Securities and Exchange Commission shall by order extend such period. Except as provided in
Section 3.04 hereof, a Director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualifies. [ MGCL, Section 2-407; Investment Company Act, Section 16(a) ]

     Section 3.06. GENERAL POWERS:
                   --------------

          (a)
The property, affairs, and business of the Corporation shall be managed under the direction of the Board of Directors, which may exercise all the powers of the Corporation except such as are by law, by the Articles of Incorporation or by these By-Laws conferred upon or reserved to the stockholders of the Corporation. [ MGCL, Section 2-401 ]

          (b)
All acts done by any meeting of the Directors or by any person acting as a Director, so long as his successor shall not have been duly elected or appointed, shall, notwithstanding that it be afterwards discovered that there was some defect in the election of the Directors or such person acting as a Director or that they or any of them were disqualified, be as valid as if the Directors or such person, as the case may be, had been duly elected and were or was qualified to be Directors or a Director of the Corporation.

     Section 3.07. POWER TO ISSUE AND SELL STOCK: The Board of Directors may
                   -----------------------------
from time to time authorize by resolution the issuance and sale of any of the Corporation's authorized shares to such persons as the Board of Directors shall deem advisable and such resolution shall set the minimum price or value of consideration for the stock or a formula for its determination, and shall include a fair description of any consideration other than money and a statement of the actual value of such consideration as then determined by the Board of Directors or a statement that the Board of Directors has determined that the actual value is or will be not less than a certain sum. [ MGCL, Section 2-203 ]

     Section 3.08. POWER TO DECLARE DIVIDENDS:
                   --------------------------

PAGE 29
          (a)
The Board of Directors, from time to time as it may deem advisable, may declare and the Corporation pay dividends, in cash, property or shares of the Corporation available for dividends out of any source available for dividends, to the stockholders according to their respective rights and interests. [ MGCL,
Section 2-309 ]

          (b)
The Board of Directors shall cause to be accompanied by a written statement any dividend payment wholly or partly from any source other than the Corporation's accumulated undistributed net income (determined in accordance with good accounting practice and the rules and regulations of the Securities and Exchange Commission then in effect) not including profits or losses realized upon the sale of securities or other properties. Such statement shall adequately disclose the source or sources of such payment and the basis of calculation and shall be otherwise in such form as the Securities and Exchange Commission may prescribe. [ Investment Company Act, Section 19; SEC Rule 19a-1; MGCL, Section 2-309(c) ]

          (c)
Notwithstanding the above provisions of this Section 3.08, the Board of Directors may at any time declare and distribute pro rata among the stockholders a stock dividend out of the Corporation's authorized but unissued shares of stock, including any shares previously purchased by the Corporation, provided
                                                                     --------
that such dividend shall not be distributed in shares of any class with respect to any shares of a different class. The shares so distributed shall be issued at the par value thereof, and there shall be transferred to stated capital, at the time such dividend is paid, an amount of surplus equal to the aggregate par value of the shares issued as a dividend and there may be transferred from earned surplus to capital surplus such additional amount as the Board of Directors may determine. [ MGCL, Section 2-309 ]

     Section 3.09. ANNUAL AND REGULAR MEETINGS: The annual meeting of the Board
                   ---------------------------
of Directors for choosing officers and transacting other proper business shall be held immediately after the annual shareholders' meeting at such place as may be specified in the notice of such meeting of the Board of Directors, or, in the absence of such annual shareholders' meeting, at such time and place as the Board of Directors may provide. The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix their time and place (within or outside the State of Maryland). [ MGCL, Section 2-409 ]

    (Section 3.09. Annual and Regular Meetings, as amended January 21, 1988)
                   ---------------------------

     Section 3.l0. SPECIAL MEETINGS: Special meetings of the Board of Directors
                   ----------------
shall be held whenever called by the Chairman of the Board, the President (or, in the absence or disability of the President, by any Vice President), the Treasurer, or two or more Directors, at the time and place (within or outside the State of Maryland) specified in the respective notices or waivers of notice of such meetings.

     Section 3.11. NOTICE: Notice of annual, regular, and special meetings,
                   ------
stating the time and place, shall be mailed to each Director at his residence or regular place of business or caused to be delivered to him personally or to be transmitted to him by telegraph, cable or wireless at least two days before the day on which the meeting is to be held. Such notice need not include a statement of the business to be transacted at, or the purpose of, the meeting. [ MGCL,
Section 2-409(b) ]

PAGE 30
     Section 3.12. WAIVER OF NOTICE: No notice of any meeting need be given to
                   ----------------
any Director who is present at the meeting or to any Director who signs a waiver of the notice of the meeting (which waiver shall be filed with the records of such meeting), whether before or after the meeting. [ MGCL, Section 2-409(c) ]

     Section 3.13. QUORUM AND VOTING: At all meetings of the Board of Directors
                   -----------------
the presence of one-third of the total number of Directors authorized, but not less than two Directors, shall constitute a quorum. In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum shall be present. The action of a majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by law, by the Articles of Incorporation or by these By-Laws. [ MGCL, Section 2-408 ]

     Section 3.14. CONFERENCE TELEPHONE: Members of the Board of Directors or of
                   --------------------
any committee designated by the Board, may participate in a meeting of the Board or of such committee by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at such meeting. [ MGCL, Section 2-409(d) ]

     Section 3.15. COMPENSATION: Each Director may receive remuneration for his
                   ------------
services as shall be fixed from time to time by resolution of the Board of Directors.

     Section 3.16. ACTION WITHOUT A MEETING: Any action required or permitted to
                   ------------------------
be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a unanimous written consent which sets forth the action is signed by all members of the Board or of such committee and such written consent is filed with the minutes of proceedings of the Board or committee. [ MGCL, Section 2-408(c) ]

     Section 3.17. DIRECTOR EMERITUS: Upon the retirement of a Director of the
                   -----------------
Corporation, the Board of Directors may designate such retired Director as a Director Emeritus. The position of Director Emeritus shall be honorary only and shall not confer upon such Director Emeritus any responsibility, or voting authority, whatsoever with respect to the Corporation. A Director Emeritus may, but shall not be required to attend the meetings of the Board of Directors and receive materials normally provided Directors relating to the Corporation. The Board of Directors may establish such compensation as it may deem appropriate under the circumstances to be paid by the Fund to a Director Emeritus.

           (Section 3.17. Director Emeritus, added February 23, 1983)
                          -----------------


                                   ARTICLE IV
                                   ----------


                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES
                    ----------------------------------------

     Section 4.01. HOW CONSTITUTED: By resolution adopted by the Board of
                   ---------------
Directors, the Board may appoint from among its members one or more committees, including an Executive
PAGE 31
Committee, each consisting of at least two Directors. Each member of a committee shall hold office during the pleasure of the Board. [ MGCL, Section 2-411 ]


          (Section 4.01. How Constituted, as amended October 27, 1982)
                         ---------------

     Section 4.02. POWERS OF THE EXECUTIVE COMMITTEE: Unless otherwise provided
                   ---------------------------------
by resolution of the Board of Directors, the Executive Committee, in the intervals between meetings of the Board of Directors, shall have and may exercise all of the powers of the Board of Directors to manage the business and affairs of the Corporation except the power to declare dividends, to issue stock, or to recommend to stockholders any action which requires stockholder approval. [ MGCL, Section 2-411(a) ]

     Section 4.03. OTHER COMMITTEES OF THE BOARD OF DIRECTORS: To the extent
                   ------------------------------------------
provided by resolution of the Board, other committees shall have and may exercise any of the powers that may lawfully be granted to the Executive Committee. [ MGCL, Section 2-411(a) ]

     Section 4.04. PROCEEDINGS, QUORUM, AND MANNER OF ACTING: In the absence of
                   -----------------------------------------
appropriate resolution of the Board of Directors, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable, provided that the quorum shall not be less than two Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member. [ MGCL, Section 2-411(b) ]

     Section 4.05. OTHER COMMITTEES: The Board of Directors may appoint other
                   ----------------
committees, each consisting of one or more persons who need not be Directors. Each such committee shall have such powers and perform such duties as may be assigned to it from time to time by the Board of Directors, but shall not exercise any power which may lawfully be exercised only by the Board of Directors or a committee thereof.







PAGE 32
                                   ARTICLE V
                                   ---------


                                    OFFICERS
                                    --------

     Section 5.01. GENERAL: The officers of the Corporation shall be a
                   -------
President, one or more Vice Presidents (one or more of whom may be designated Executive Vice President), a Secretary, and a Treasurer, and may include one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.11 hereof. The Board of Directors may elect, but shall not be required to elect, a Chairman of the Board. [ MGCL, Section 2-412 ]

     Section 5.02. ELECTION, TERM OF OFFICE AND QUALIFICATIONS: The officers of
                   -------------------------------------------
the Corporation (except those appointed pursuant to Section 5.11 hereof) shall be elected by the Board of Directors at its first meeting and thereafter at each annual meeting of the Board. If any officer or officers are not elected at any such meeting, such officer or officers may be elected at any subsequent regular or special meeting of the Board. Except as provided in Sections 5.03, 5.04 and
5.05 hereof, each officer elected by the Board of Directors shall hold office until the next annual meeting of the Board of Directors and until his successor shall have been chosen and qualified. Any person may hold two or more offices of the Corporation, except that neither the Chairman of the Board nor the President may hold the office of Vice President, but no person shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation or these By-Laws to be executed, acknowledged, or verified by two or more officers. The Chairman of the Board and the President shall be selected from among the Directors of the Corporation and may hold such offices only so long as they continue to be Directors. No other officer need be a Director. [ MGCL, Sections 2-413, 2-415 ]

 (Section 5.02. Election, Term of Office and Qualifications, as amended January
                -------------------------------------------
                                   21, 1988)

     Section 5.03. RESIGNATION: Any officer may resign his office at any time by
                   -----------
delivering a written resignation to the Board of Directors, the President, the Secretary, or any Assistant Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

     Section 5.04. REMOVAL: Any officer may be removed from office by the Board
                   -------
of Directors whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby. [ MGCL, Section 2-413(c) ]

     Section 5.05 VACANCIES AND NEWLY CREATED OFFICES: If any vacancy shall
                  -----------------------------------
occur in any office by reason of death, resignation, removal, disqualification or other cause, or if any new office shall be created, such vacancies or newly created offices may be filled by the Board of Directors at any meeting or, in the case of any office created pursuant to Section 5.11 hereof, by any officer upon whom such power shall have been conferred by the Board of Directors. [ MGCL, Section 2-413(d) ]

     Section 5.06. CHAIRMAN OF THE BOARD: Unless otherwise provided by
                   ---------------------
resolution of the Board of Directors, the Chairman of the Board, if there be such an officer, shall be the chief executive and operating officer of the Corporation, shall preside at all shareholders' meetings and at all meetings of the Board of Directors. He shall be ex officio a member of all standing
                                    ----------
committees

PAGE 33
of the Board of Directors. Subject to the supervision of the Board of Directors, he shall have general charge of the business, affairs, property and operation of the Corporation and its officers, employees and agents. He may sign (unless the President or a Vice President shall have signed) certificates representing stock of the Corporation authorized for issuance by the Board of Directors and shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors.


       (Section 5.06. Chairman of the Board, as amended October 27, 1982)
                      ---------------------

     Section 5.07. PRESIDENT: Unless otherwise provided by resolution of the
                   ---------
Board of Directors, the President shall, at the request of or in the absence or disability of the Chairman of the Board or if no Chairman of the Board has been chosen, preside at all shareholders' meetings and at all meetings of the Board of Directors and shall in general exercise the powers and perform the duties of the Chairman of the Board. He may sign (unless the Chairman or a Vice President shall have signed) certificates representing stock of the Corporation authorized for issuance by the Board of Directors. Except as the Board of Directors may otherwise order, he may sign in the name and on behalf of the Corporation all deeds, bonds, contracts or agreements. He shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.

             (Section 5.07. President, as amended October 27, 1982)
                            ---------

     Section 5.08. VICE PRESIDENT: The Board of Directors shall, from time to
                   --------------
time, designate and elect one or more Vice Presidents (one or more of whom may be designated Executive Vice President) who shall have such powers and perform such duties as from time to time may be assigned to them by the Board of Directors or the President. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, the Vice President in order of seniority of tenure in such office or in such other order as the Board of Directors may determine) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign (unless the Chairman, the President or another Vice President shall have signed) certificates representing stock of the Corporation authorized for issuance by the Board of Directors.

     Section 5.09. TREASURER AND ASSISTANT TREASURERS: The Treasurer shall be
                   ----------------------------------
the principal financial and accounting officer of the Corporation and shall have general charge of the finances and books of account of the Corporation. Except as otherwise provided by the Board of Directors, he shall have general supervision of the funds and property of the Corporation and of the performance by the custodian of its duties with respect thereto. He may countersign (unless an Assistant Treasurer or Secretary or Assistant Secretary shall have countersigned) certificates representing stock of the Corporation authorized for issuance by the Board of Directors. He shall render to the Board of Directors, whenever directed by the Board, an account of the financial condition of the Corporation and of all his transactions as Treasurer; and as soon as possible after the close of each fiscal year he shall make and submit to the Board of Directors a like report for such fiscal year. He shall cause to be prepared annually a full and correct statement of the affairs of the Corporation, including a balance sheet and a financial statement of operations for the preceding fiscal year, which shall be submitted at the annual meeting of stockholders and filed within 20 days thereafter at the principal office of the Corporation. He shall perform all the acts incidental to the office of the Treasurer,
PAGE 34
subject to the control of the Board of Directors. Any Assistant Treasurer may perform such duties of the Treasurer as the Treasurer or the Board of Directors may assign, and, in the absence of the Treasurer, he may perform all the duties of the Treasurer.


      Section 5.10. SECRETARY AND ASSISTANT SECRETARIES: The Secretary shall
                    -----------------------------------
attend to the giving and serving of all notices of the Corporation and shall record all proceedings of the meetings of the stockholders and Directors in one or more books to be kept for that purpose. He shall keep in safe custody the seal of the Corporation and shall have charge of the records of the Corporation, including the stock books and such other books and papers as the Board of Directors may direct and such books, reports, certificates and other documents required by law to be kept, all of which shall at all reasonable times be open to inspection by any Director. He shall countersign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have countersigned) certificates representing stock of the Corporation authorized for issuance by the Board of Directors. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors. Any Assistant Secretary may perform such duties of the Secretary as the Secretary or the Board of Directors may assign, and, in the absence of the Secretary, he may perform all the duties of the Secretary.

     Section 5.11. SUBORDINATE OFFICERS: The Board of Directors from time to
                   --------------------
time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Board of Directors may determine. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. [ MGCL, Section 2-412(b) ]

     Section 5.12. REMUNERATION: The salaries or other compensation of the
                   ------------
officers of the Corporation shall be fixed from time to time by resolution of the Board of Directors, except that the Board of Directors may by resolution delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 5.11 hereof.


                                   ARTICLE VI
                                   ----------


                         CUSTODY OF SECURITIES AND CASH
                         ------------------------------

     Section 6.01. EMPLOYMENT OF A CUSTODIAN: The Corporation shall place and at
                   -------------------------
all times maintain in the custody of a Custodian (including any sub-custodian for the Custodian) all funds, securities and similar investments owned by the Corporation. The Custodian (and any sub-custodian) shall be a bank having an aggregate capital, surplus and undivided profits of not less than $10,000,000. The Custodian shall be appointed and its remuneration fixed by the Board of Directors. [ Investment Company Act, Section 17(f) ]

     Section 6.02. CENTRAL CERTIFICATE SERVICE: Subject to such rules,
                   ---------------------------
regulations, and orders as the Securities and Exchange Commission may adopt as necessary or appropriate for the protection of investors, the Corporation's Custodian may deposit all or any part of the securities owned by the
PAGE 35
Corporation in a system for the central handling of securities established by a national securities exchange or national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities. [ Investment Company Act, Section 17(f) ]

     Section 6.03. CASH ASSETS: The cash proceeds from the sale of securities
                   -----------
and similar investments and other cash assets of the Corporation shall be kept in the custody of a bank or banks appointed pursuant to Section 6.01 hereof, or in accordance with such rules and regulations or orders as the Securities and Exchange Commission may from time to time prescribe for the protection of investors, except that the Corporation may maintain a checking account in a bank or banks, each having an aggregate capital, surplus and undivided profits of not less than $10,000,000, provided that the balance of such account or the
                       --------
aggregate balances of such accounts shall at no time exceed the amount of the fidelity bond, maintained pursuant to the requirements of the Investment Company Act of 1940 and rules and regulations thereunder, covering the officers or employees authorized to draw on such account or accounts. [ Investment Company Act, Section 17(f) ]

     Section 6.04. FREE CASH ACCOUNTS: The Corporation may, upon resolution of
                   ------------------
its Board of Directors, maintain a petty cash account free of the foregoing requirements of this Article VI in an amount not to exceed $500, provided that
                                                                 --------
such account is operated under the imprest system and is maintained subject to adequate controls approved by the Board of Directors over disbursements and reimbursements including, but not limited to, fidelity bond coverage for persons having access to such funds. [ Investment Company Act, Rule 17f-3 ]

     Section 6.05. ACTION UPON TERMINATION OF CUSTODIAN AGREEMENT: Upon
                   ----------------------------------------------
resignation of a custodian of the Corporation or inability of a custodian to continue to serve, the Board of Directors shall promptly appoint a successor custodian, but in the event that no successor custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the stockholders to determine whether the Corporation shall function without a custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding shares of stock of the Corporation, the custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.



PAGE 36
                                  ARTICLE VII
                                  -----------


                 EXECUTION OF INSTRUMENTS, VOTING OF SECURITIES
                 ----------------------------------------------

     Section 7.01. EXECUTION OF INSTRUMENTS: All deeds, documents, transfers,
                   ------------------------
contracts, agreements, requisitions or orders, promissory notes, assignments, endorsements, checks and drafts for the payment of money by the Corporation, and other instruments requiring execution by the Corporation shall be signed by the Chairman, the President, a Vice President, or the Treasurer, or as the Board of Directors may otherwise, from time to time, authorize. Any such authorization may be general or confined to specific instances.

     Section 7.02. VOTING OF SECURITIES: Unless otherwise ordered by the Board
                   --------------------
of Directors, the Chairman, the President, or any Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meeting of stockholders of any company in which the Corporation may hold stock. At any such meeting such officer shall possess and may exercise (in person or by proxy) any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may by resolution from time to time confer like powers upon any other person or persons. [ MGCL, Section 2-509 ]


                                  ARTICLE VIII
                                  ------------


                                 CAPITAL STOCK
                                 -------------

     Section 8.01. OWNERSHIP OF SHARES:
                   -------------------

          (a)
Certificates certifying the ownership of shares will not be issued for shares purchased or otherwise acquired after July 1, 1991. The ownership of shares, full or fractional, shall be recorded on the books of the Corporation or its agent. The record books of the Corporation as kept by the Corporation or its agent, as the case may be, shall be conclusive as to the number of shares held from time to time by each such shareholder. The Corporation reserves the right to require the surrender of outstanding certificates if the Board of Directors so determines. [ MGCL, Section 210(c) ]

          (b)
Every certificate exchanged, surrendered for redemption or otherwise returned to the Corporation shall be marked "Cancelled" with the date of cancellation.

          (Section 8.01. Ownership of Shares, as amended July 1, 1991)
                         -------------------

      Section 8.02. TRANSFER OF CAPITAL STOCK:
                    -------------------------

          (a)
Shares of stock of the Corporation shall be transferable only upon the books of the Corporation kept for such purpose and, if one or more certificates representing such shares have been issued, upon surrender to the Corporation or its transfer agent or agents of such certificate
PAGE 37
or certificates duly endorsed or accompanied by appropriate evidence of assignment, transfer, succession or authority to transfer.


          (b)
The Corporation shall be entitled to treat the holder of record of any share of stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the statutes of the State of Maryland.

     Section 8.03. TRANSFER AGENTS AND REGISTRARS: The Board of Directors may,
                   ------------------------------
from time to time, appoint or remove transfer agents and registrars of transfers of shares of stock of the Corporation, and it may appoint the same person as both transfer agent and registrar.

    (Section 8.03. Transfer Agents and Registrars, as amended July 1, 1991)
                   ------------------------------

     Section 8.04. TRANSFER REGULATIONS: The shares of stock of the Corporation
                   --------------------
may be freely transferred, and the Board of Directors may, from time to time, adopt lawful rules and regulations with reference to the method of transfer of the shares of stock of the Corporation.

     Section 8.05. FIXING OF RECORD DATE: The Board of Directors may fix in
                   ---------------------
advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for any other proper purpose, provided that
                                                                  --------
such record date shall be a date not more than 60 days nor, in the case of a meeting of stockholders, less than 10 days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. In such case only such stockholders as shall be stockholders of record on the record date so fixed shall be entitled to such notice of, and to vote at, such meeting or adjournment, or to give such consent, or to receive payment of such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, or to take other action, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any such record date. [ MGCL, Section 2-511 ]

     Section 8.06. LOST, STOLEN OR DESTROYED CERTIFICATES: If a certificate for
                   --------------------------------------
stock of the Corporation is alleged to have been lost, stolen or destroyed, no new certificate will be issued. Instead, ownership of the shares formerly represented by the lost, stolen or destroyed certificate shall be recorded on the books of the Corporation or its agent, in accordance with the provisions of
Section 8.01 of these By-Laws. Before recording ownership of such shares, the Board of Directors, or any officer authorized by the Board, may, in its discretion, require the owner of the lost, stolen, or any destroyed certificate (or his legal representative) to give the Corporation a bond or other indemnity, in such form and in such amount as the Board or any such officer may direct and with such surety or sureties as may be satisfactory to the Board of any such officer, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate. [ MGCL, Section 2-213 ]

(Section 8.06. Lost, Stolen or Destroyed Certificates, as amended July 1, 1991)
               --------------------------------------

PAGE 38


                                   ARTICLE IX
                                   ----------


                            FISCAL YEAR, ACCOUNTANT
                            -----------------------

      Section 9.01. FISCAL YEAR: The fiscal year of the Corporation shall be the
                    -----------
twelve (12) calendar months beginning on the 1st day of March in each year and ending on the last day of the following February, or such other period of twelve
(12) calendar months as the Board of Directors may by resolution prescribe.

             (Section 9.01 Fiscal Year, as amended January 1, 1983)
                           -----------

     Section 9.02. ACCOUNTANT:
                   ----------

          (a)
The Corporation shall employ an independent public accountant or firm of independent public accountants as its accountant to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation. The accountant's certificates and reports shall be addressed both to the Board of Directors and to the stockholders.

          (b)
A majority of the members of the Board of Directors who are not interested persons (as such term is defined in the Investment Company Act of 1940 as amended) of the Corporation shall select the accountant, by vote cast in person, at any meeting held before the first annual stockholders' meeting, and thereafter shall select the accountant annually, by vote cast in person, at a meeting held within 30 days before or after the beginning of the fiscal year of the Corporation or 30 days before the annual stockholders' meeting in that year. Such selection shall be submitted for ratification or rejection at the next succeeding annual stockholders' meeting. If such meeting shall reject such selection, the accountant shall be selected by majority vote of the Corporation's outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of stockholders called for the purpose.

          (c)
Any vacancy occurring between annual meetings, due to the death or resignation of the accountant, may be filled by the vote of a majority of those members of the Board of Directors who are not interested persons (as so defined) of the Corporation, cast in person at a meeting called for the purpose of voting on such action.

          (d)
The employment of the accountant shall be conditioned upon the right of the Corporation by vote of a majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment forthwith without any penalty. [ Investment Company Act, (S)32(a) ]

PAGE 39
                                   ARTICLE X
                                   ---------


                         INDEMNIFICATION AND INSURANCE
                         -----------------------------

     Section 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE: The
                    --------------------------------------------------
Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

     Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

     Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

          (a)
there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

          (b)
in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

               (i)
the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

               (ii)  an independent legal counsel in a written opinion.

     Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:
PAGE 40

          (a)   the Indemnitee provides a security for his undertaking; or

          (b)
the Corporation shall be insured against losses arising by reason of any lawful advances; or

          (c)
there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

               (i)
a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act nor parties to the Proceeding; or

               (ii)  an independent legal counsel in a written opinion.

     Section 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS: To
                    ------------------------------------------------------
the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability. [ MGCL, Section 2-418(k) ]

    (ARTICLE X. INDEMNIFICATION AND INSURANCE, as amended January 21, 1982)
                -----------------------------


                                   ARTICLE XI
                                   ----------


                                   AMENDMENTS
                                   ----------

     Section 11.01. GENERAL: Except as provided in Section 11.02 hereof, all
                    -------
By-Laws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration, or repeal, and new By-Laws may be made by the affirmative vote of a majority of either:

          (a)
the holders of record of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal, or new By-Law; or

          (b)
the Directors present at any regular or special meeting at which a quorum is present if the notice or waiver of notice thereof or material sent to the Directors in connection therewith on or prior to the last date for the giving of such notice under these By-Laws shall have specified or summarized the proposed amendment, alteration, repeal, or new By-Law.

PAGE 41
      Section 11.02. BY STOCKHOLDERS ONLY:
                     --------------------

          (a)
No amendment of any section of these By-Laws shall be made except by the stockholders of the Corporation if the stockholders shall have provided in the By-Laws that such section may not be amended, altered, or repealed except by the stockholders.

          (b)
From and after the issue of any shares of the Capital Stock of the Corporation, no amendment of this Article XI shall be made except by the stockholders of the Corporation.


                                  ARTICLE XII
                                  -----------


                                 MISCELLANEOUS
                                 -------------

     Section 12.01. USE OF THE TERM "ANNUAL MEETING": The use of the term
                    --------------------------------
"annual meeting" in these By-Laws shall not be construed as implying a requirement that a shareholder meeting be held annually.

              (ARTICLE XII. MISCELLANEOUS, added January 21, 1988)
                            -------------